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                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549



                                       FORM 8-K

                                    CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the

                           Securities Exchange Act of 1934



Date of Report   (Date of earliest event reported)             April 15, 1996
                                                  -----------------------------

                               ACME METALS INCORPORATED
- -------------------------------------------------------------------------------
                (Exact name of registrant as specified in its charter)



   Delaware                 0-14727                       36-3802419
- -----------------   ------------------------   --------------------------------
(State or other     (Commission File Number)  (IRS Employer Identification No.)
jurisdiction of
Incorporation)

    13500 South Perry Avenue, Riverdale, Illinois            60627-1182
- -------------------------------------------------------------------------------
      (Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code        (708)  849-2500
                                                   ----------------------------

- -------------------------------------------------------------------------------
            (Former name or former address, if changed since last report)

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ITEM 5.       Other Events.

    The following exhibit accompanies this Current Report on Form 8-K:



                   Exhibit No.         Description
                   -----------         -----------
                      20.1             Press release issued
                                       on April 15, 1996




                                      SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ACME METALS INCORPORATED




Date: April 17, 1996              By: /s/ Edward P. Weber, Jr.
                                      ------------------------
                                       Edward P. Weber, Jr.
                                       Vice President, General Counsel and
                                       Secretary






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